Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2006
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations — Supplemental Detail	9

Development Pipeline	23

Portfolio Listing	25

Same Property Information	28

Square Feet Expiring:
Office	29
Retail	30

Top 25 Largest Tenants	31

Inventory of Land Held for Investment or Future Development	32

Inventory of Residential Lots Under Development	34

Debt Outstanding	36

Reconciliations of Non-GAAP Financial Measures	37

Discussion of Non-GAAP Financial Measures	43
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release

FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Patrick T. Hickey, Jr.
Executive Vice President and	Vice President
Chief Financial Officer	(770) 857-2503
(770) 857-2416	pathickey@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2006
          ATLANTA (May 3, 2006) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three months ended March 31, 2006. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Net Income Available to Common Stockholders (“Net Income Available”) was $8.4 million, or $0.16 per share, for the first quarter of 2006 compared with $5.5 million, or $0.11 per share, for the first quarter of 2005. Funds from Operations to Common Stockholders (“FFO”) was $19.1 million, or $0.37 per share, for the first quarter of 2006 compared with $16.3 million, or $0.32 per share, for the first quarter of 2005.
          The increase in Net Income Available and FFO is primarily attributable to the recognition of revenues on the Company’s two multi-family projects, revenues on development projects that have become fully or partially operational and increases in income from joint ventures offset by a decrease in gains on sale of investment properties.
          First quarter highlights of the Company included the following:
•	Opening of Target, Marshall’s, PETsMART, Michael’s, Office Depot and Cost Plus at San Jose MarketCenter ®, a 360,000 square foot power center in San Jose, California, of which the Company owns 217,000 square feet.
2500 Windy Ridge Parkway  •  Suite 1600  •  Atlanta, Georgia 30339-5683  •  770/955-2200  •  FAX 770/857-2360

CUZ Reports First Quarter Results

May 3, 2006
•	Sold 7 acres of land in its North Point Westside project for $1.3 million, generating GAAP gains and FFO of approximately $740,000.

•	Recognition of a lease termination fee of approximately $2.3 million related to approximately 62,000 square feet of space in its 3301 Windy Ridge Parkway office building.

•	Recast its credit facility resulting in $75 million of additional capacity, a reduction in its interest rate spread over LIBOR, and additional flexibility in certain financial covenants.

•	Closed a $100 million unsecured construction facility for funding of Terminus 100.

•	Through Brad Cous Golf Venture, Ltd., sold World Golf Village, an 80,000 square foot retail center in St. Augustine, Florida, for $13.5 million. The Company’s share of the net proceeds from the sale was $6.3 million and its share of the gain was $1.0 million.

•	Sold 490 residential lots in wholly-owned and joint venture projects, a 50% increase over lots sold in the first quarter of 2005.

•	Through its Temco joint venture, sold 855 acres in its Seven Hills project. The Company’s share of pre-tax GAAP gains and FFO from this sale was $3.2 million.

•	Acquired 22 acres in Austin, Texas, for an office development expected to commence in the second half of 2006.

•	Acquired 260 acres in Jackson County, Georgia, for the development of Jefferson Mill Business Park, an anticipated 3.2 million square foot industrial project. In addition, the Company acquired an adjacent 44 acres that it intends to sell to potential retail users.

•	Executed a five-year 287,400 square foot lease with Snapper Products at King Mill Distribution Park’s Phase I.

•	Began construction of a 379,000 square foot addition to the first building at the Company’s King Mill project.
          Other developments subsequent to quarter-end:
•	Closed 44 units at its 905 Juniper project during April. The Company expects to close remaining units under contract by early in the third quarter.

•	Execute a new lease amendment at Terminus 100, bringing pre-leasing of the building to 46%.
          At March 31, 2006, the Company’s portfolio of operational office buildings was 86% leased compared with 88% at December 31, 2005, and its portfolio of operational retail centers was 95% leased, consistent with the percentage at December 31, 2005.
          At March 31, 2006, the Company and its joint ventures had 8 retail, office and industrial projects under development totaling 2.8 million Company-owned square feet, and two condominium projects under development containing a total of 622 units. The Company estimates the total cost of these projects will be $688 million and expects completion of these projects throughout the next three years. In addition, the Company had 24 residential communities under development directly or through

CUZ Reports First Quarter Results

May 3, 2006
investments in unconsolidated entities in which approximately 11,900 lots remain to be developed and/or sold.
          “As a development-oriented business, our FFO will vary from quarter to quarter depending upon the stabilization of new development projects and the sale of mature assets. We have communicated this fundamental difference in our strategy to investors for many years. This quarter, for instance, our FFO was higher than in the first three quarters of last year but lower than the fourth quarter. I am pleased to report this year is starting out on a great note with positive news coming from every division,” said Tom Bell, president and CEO of Cousins. “Leasing progress continues at Terminus 100, our retail team opened a major new center in San Jose, California and the industrial division inked its first lease at King Mill Distribution Park while also taking down approximately 300 acres in the northeastern suburbs of Atlanta for our next industrial project.”
          “On the residential front, our land team remains quite active selling lots and land at a strong pace. And sales at our condominium projects have exceeded our already high expectations,” Bell added. “We will continue to monitor market and interest rate conditions closely to assess whether we are delivering the right amount of residential product at the right time, but we do expect to have additional opportunities in the residential market later this year, both for single-family homes and for intown condominiums.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2503.
          The Company will conduct a conference call at 2:00 p.m. (Eastern time) on Thursday, May, 4 2006, to discuss the results of the quarter ended March 31, 2006. The number to call for this interactive teleconference is (913) 981-5559. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code, 4697319. The Company will also provide an online Web simulcast and rebroadcast of its first quarter 2006 earnings release conference call. The live broadcast will be available through the “Q1 2006 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 30 days.
          Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.4 million square feet of office

CUZ Reports First Quarter Results

May 3, 2006
space, 3.8 million square feet of retail space, 0.8 million square feet of industrial space, over 9,000 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 12.7 million square feet of office space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2006	2005
REVENUES:
Rental property revenues	$28,444	$23,750
Fee income	4,737	3,852
Multi-family residential unit sales	6,579	—
Residential lot and outparcel sales	4,505	1,611
Interest and other	2,683	411

	46,948	29,624

COSTS AND EXPENSES:
Rental property operating expenses	11,028	9,112
General and administrative expenses	9,932	8,676
Depreciation and amortization	10,823	9,372
Multi-family residential unit cost of sales	5,358	—
Residential lot and outparcel cost of sales	3,203	1,119
Interest expense	3,613	2,781
Other	454	42

	44,411	31,102

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,537	(1,478)
PROVISION FOR INCOME TAXES FROM OPERATIONS	(2,370)	(869)
MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(1,078)	(392)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	12,123	5,175

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	11,212	2,436
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	805	6,827

INCOME FROM CONTINUING OPERATIONS	12,017	9,263
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	—	38
Gain on sale of investment properties	191	37

	191	75

NET INCOME	12,208	9,338
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(3,813)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$8,395	$5,525

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$0.17	$0.11
Income from discontinued operations	0.00	0.00

Net income available to common stockholders	$0.17	$0.11

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.16	$0.11
Income from discontinued operations	0.00	0.00

Net income available to common stockholders	$0.16	$0.11

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37

WEIGHTED AVERAGE SHARES — BASIC	50,289	49,788

WEIGHTED AVERAGE SHARES — DILUTED	52,002	51,653

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2006	2005
Net Income Available to Common Stockholders	$8,395	$5,525
Depreciation and amortization:
Consolidated properties	10,823	9,372
Discontinued properties	—	37
Share of unconsolidated joint ventures	2,062	2,543
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(821)	(678)
Share of unconsolidated joint ventures	(4)	(66)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated properties	(805)	(6,827)
Discontinued properties	(191)	(37)
Share of unconsolidated joint ventures	(1,053)	(348)
Gain on sale of undepreciated investment properties	740	6,766

Funds From Operations Available to Common Stockholders	$19,146	$16,287

Per Common Share — Basic:
Net Income Available	$.17	$.11

Funds From Operations	$.38	$.33

Weighted Average Shares	50,289	49,788

Per Common Share — Diluted:
Net Income Available	$.16	$.11

Funds From Operations	$.37	$.32

Diluted Weighted Average Shares	52,002	51,653

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	March 31,	December 31,
	2006	2005
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $160,882 at March 31, 2006 and $158,700 at December 31, 2005	$561,029	$572,466
Land held for investment or future development	93,626	62,059
Projects under development	301,654	241,711
Residential lots under development	9,048	11,577

Total properties	965,357	887,813

CASH AND CASH EQUIVALENTS	9,479	9,336
RESTRICTED CASH	4,038	3,806
NOTES AND OTHER RECEIVABLES	47,724	40,014
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	208,305	217,232
OTHER ASSETS, including goodwill of $8,326 at March 31, 2006 and $8,324 at December 31, 2005	33,247	30,073

TOTAL ASSETS	$1,268,150	$1,188,274

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$551,182	$467,516
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	58,665	55,791
DEFERRED GAIN	5,885	5,951
DEPOSITS AND DEFERRED INCOME	2,553	2,551

TOTAL LIABILITIES	618,285	531,809

MINORITY INTERESTS	24,967	24,185

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,423,471 and 53,357,151 shares issued at March 31, 2006 and December 31, 2005, respectively	53,423	53,357
Additional paid-in capital	316,169	321,747
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	—	(8,495)
Cumulative undistributed net income	120,200	130,565

TOTAL STOCKHOLDERS’ INVESTMENT	624,898	632,280

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,268,150	$1,188,274

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,466	9,923	12,577	34,491	8,395

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”)	113,366	124,965	108,878	16,287	17,585	17,039	22,835	73,746	19,146

	BASIC WEIGHTED AVERAGE COMMON SHARES	49,252	48,313	49,005	49,788	49,924	50,079	50,160	49,989	50,289
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,937	49,415	51,016	51,653	51,586	52,013	51,825	51,747	52,002

	NET INCOME PER COMMON SHARE — BASIC	0.97	4.94	8.16	0.11	0.13	0.20	0.25	0.69	0.17
	NET INCOME PER COMMON SHARE — DILUTED	0.96	4.83	7.84	0.11	0.13	0.19	0.24	0.67	0.16

	FFO PER COMMON SHARE — BASIC	2.30	2.59	2.22	0.33	0.35	0.34	0.46	1.48	0.38
	FFO PER COMMON SHARE — DILUTED	2.27	2.53	2.13	0.32	0.34	0.33	0.44	1.43	0.37

(H)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158

	REGULAR COMMON DIVIDENDS	73,345	71,694	72,869	18,611	18,621	18,689	18,728	74,649	18,760
	SPECIAL COMMON DIVIDEND	—	100,544	356,493	—	—	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37
	SPECIAL COMMON DIVIDEND PER SHARE	—	2.07	7.15	—	—	—	—	—	—

	COMMON STOCK PRICE AT PERIOD END	24.70	30.60	30.27	25.87	29.58	30.22	28.30	28.30	33.43
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,386	48,835	50,092	50,324	50,460	50,550	50,665	50,665	50,732

	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	—	27.25	26.15	25.25	25.70	26.00	25.75	25.75	25.54
	NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	—	25.00	25.00	25.45	25.60	25.40	25.40	25.38
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971
	PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680
(A)	ADJUSTED DEBT (1)	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460

	TOTAL MARKET CAPITALIZATION	2,040,014	2,300,401	2,071,231	1,863,096	2,096,479	2,145,779	2,152,980	2,152,980	2,497,111

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	41%	30%	17%	19%	19%	19%	24%	24%	24%

(A)	RECOURSE DEBT (1)	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577

	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	1%	2%	3%	5%	5%	9%	9%	11%

	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971
	PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680
(A)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263

	TOTAL MARKET CAPITALIZATION	2,130,780	2,386,989	2,158,935	1,950,673	2,188,775	2,246,009	2,254,065	2,254,065	2,597,914

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	44%	33%	20%	23%	22%	23%	27%	27%	27%

(B)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,447
	FFO BEFORE INTEREST	163,997	170,739	140,534	19,776	20,393	19,417	26,068	85,654	23,593
	INTEREST EXPENSE COVERAGE RATIO	3.24	3.73	4.44	5.67	7.26	8.17	8.06	7.19	5.31

(C)	FIXED CHARGES (excluding preferred dividends)(1)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,443
	FFO PLUS FIXED CHARGES (excluding preferred dividends)	164,848	171,338	131,854	19,932	20,577	19,587	26,241	86,337	23,772
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.53	2.88	3.22	3.81	4.71	4.72	3.88	4.21	3.19

(C)	FIXED CHARGES (including preferred dividends)(1)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,256
	FFO PLUS FIXED CHARGES (including preferred dividends)	164,848	174,696	139,896	23,745	24,389	23,399	30,054	101,587	27,585
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.53	2.78	2.87	2.63	2.98	2.94	2.84	2.84	2.45

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

		CONSOLIDATED ENTITY FFO AND NET INCOME:

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,693	2,988	2,974	734	734	737	739	2,944	722
		3301 WINDY RIDGE PARKWAY	1,517	1,555	1,659	404	423	440	426	1,693	247
		100 NORTH POINT CENTER EAST	0	73	1,010	277	234	237	272	1,020	221
		200 NORTH POINT CENTER EAST	0	23	417	48	36	164	115	363	233
		333 NORTH POINT CENTER EAST	2,397	1,398	1,036	321	403	352	319	1,395	321
		555 NORTH POINT CENTER EAST	2,359	1,541	945	346	377	400	383	1,506	401
		615 PEACHTREE STREET	1,985	1,919	1,395	273	254	212	18	757	20
		LAKESHORE PARK PLAZA	1,113	1,231	1,459	426	224	40	32	722	200
		INFORUM	13,444	13,843	12,808	2,836	2,726	2,879	2,935	11,376	2,936
		600 UNIVERSITY PARK PLACE	1,757	1,871	1,797	431	417	421	432	1,701	355
		THE POINTS AT WATERVIEW	1,040	1,778	1,949	533	432	454	453	1,872	584
		ONE GEORGIA CENTER	3,381	2,913	1,369	(308)	(261)	(414)	(378)	(1,361)	35
		FROST BANK TOWER	0	0	3,486	1,311	1,152	1,206	1,454	5,123	1,578
		GALLERIA 75	0	0	899	206	274	272	284	1,036	281
		505 & 511 PEACHTREE STREET	0	0	38	76	60	64	70	270	66
		ATHEROGENICS	1,134	1,181	1,222	308	311	311	311	1,241	313
		INHIBITEX	0	0	0	0	189	246	231	666	228
		MERIDIAN MARK PLAZA	4,073	4,153	4,224	1,080	1,164	1,114	1,129	4,487	1,128

		SUBTOTAL	36,893	36,467	38,687	9,302	9,149	9,135	9,225	36,811	9,869

		RETAIL:
		GA 400 LAND LEASES	1,298	1,392	1,463	361	352	351	368	1,432	394
		THE AVENUE EAST COBB	5,327	5,424	5,635	1,416	1,381	1,398	1,520	5,715	1,502
		THE AVENUE OF THE PENINSULA	4,284	3,722	3,997	1,078	1,092	898	1,077	4,145	1,233
		THE AVENUE PEACHTREE CITY	3,160	3,029	3,430	963	872	843	995	3,673	933
		THE AVENUE WEST COBB	0	655	3,925	1,095	1,073	1,108	1,085	4,361	1,148
		AVENUE VIERA	0	0	189	421	610	804	891	2,726	713
		VIERA MARKET CENTER	0	0	0	0	0	0	148	148	152
		THE AVENUE CARRIAGE CROSSING	0	0	0	0	0	0	743	743	1,212
		SAN JOSE MARKETCENTER	0	0	0	0	0	0	0	0	220

		SUBTOTAL	14,069	14,222	18,639	5,334	5,380	5,402	6,827	22,943	7,507

		OTHER RENTAL OPERATIONS:
		OTHER	0	0	(1)	0	0	(6)	0	(6)	40

		SUBTOTAL	0	0	(1)	0	0	(6)	0	(6)	40

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
		RENTAL REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		101 INDEPENDENCE CENTER	8,866	9,085	5,294	2	0	0	0	2	0
		333 JOHN CARLYLE	3,535	3,952	1,316	0	0	0	0	0	0
		1900 DUKE STREET	2,698	2,932	1,129	0	0	0	0	0	0
		COLONIAL PLAZA MARKETCENTER	0	0	0	0	0	0	0	0	0
		COLUMBUS BAZAAR	0	0	(124)	0	0	0	0	0	0

		TOTAL PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,099	15,969	7,615	2	0	0	0	2	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	66,061	66,658	64,940	14,638	14,529	14,531	16,052	59,750	17,416

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
		LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	1,819	1,606	1,339	(4)	(5)	0	(3)	(12)	0
		NORTHSIDE/ALPHARETTA II	2,255	2,160	1,992	(6)	(16)	44	17	39	0
		101 SECOND STREET	14,557	10,632	6,770	7	53	5	1	66	0
		55 SECOND STREET	12,724	27,073	5,067	2	9	160	2	173	0
		AT&T WIRELESS SERVICES HEADQUARTERS	5,718	2,828	0	0	0	0	0	0	0
		CERRITOS CORPORATE CENTER-PHASE II	2,322	1,128	0	0	0	0	0	0	0
		PRESIDENTIAL MARKETCENTER	3,731	2,396	0	0	0	0	0	0	0
		MIRA MESA MARKETCENTER	5,956	2,298	0	69	0	0	(13)	56	0
		PERIMETER EXPO	3,178	2,404	0	0	0	0	(5)	(5)	0
		SALEM ROAD STATION	505	0	0	0	0	0	0	0	0
		THE SHOPS OF LAKE TUSCALOOSA	0	18	570	0	0	0	5	5	0
		HANOVER SQUARE SOUTH	0	0	0	(10)	140	268	(2)	396	0
		OTHER	94	98	22	0	0	0	0	0	0

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,859	52,641	15,760	58	181	477	2	718	0

		RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G	)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	195	120	471	0	0	1,381	(14)	1,367	0

(G	)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740
(G	)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164

		TOTAL TRACT & OUTPARCEL SALES NET OF COS	2,814	7,742	31,825	6,848	5,511	2,249	4,265	18,873	4,904

(G	)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302
(G	)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,281	3,428	6,993	1,979	1,859	3,357	3,284	10,479	2,089

		TOTAL LOT SALES NET OF COS	2,903	6,231	11,215	2,471	3,285	4,572	4,313	14,641	3,391

(G	)	INTEREST — JOINT VENTURE (1)	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)

(G	)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0
(G	)	OTHER — JOINT VENTURE (1)	(3)	(156)	(226)	(212)	(23)	(145)	(148)	(528)	(176)

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944

		MULTI-FAMILY FFO:

(J	)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	0	0	0	712	1,116	1,828	1,221
(J	)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	0	0	514	0	6,668	7,182	1,797

		TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018

		DEVELOPMENT INCOME	4,625	2,870	3,310	497	684	623	1,252	3,056	1,752

		MANAGEMENT FEES	9,313	8,519	8,704	2,307	2,287	2,141	2,207	8,942	2,098

		LEASING & OTHER FEES	4,297	6,991	4,463	1,048	998	2,037	4,001	8,084	887

		TERMINATION FEES	616	2,057	2,348	106	328	143	270	847	2,721

		INTEREST INCOME & OTHER	4,393	3,940	2,528	305	414	740	427	1,886	(38)

		GENERAL & ADMINISTRATIVE EXPENSES	(27,699)	(29,606)	(33,702)	(8,676)	(8,217)	(8,943)	(14,867)	(40,703)	(9,932)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	(764)	(452)	(751)	(1,030)	(1,746)	(3,979)	(2,103)
		CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(781)
		TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(118)
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	(8,974)	(10,718)	(10,406)	(2,532)	(2,548)	(2,564)	(2,553)	(10,197)	(2,485)
		THE AVENUE EAST COBB DEBT - 8.39%	(3,250)	(3,220)	(3,188)	(792)	(789)	(787)	(785)	(3,153)	(782)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(2,282)	(2,246)	(2,207)	(545)	(543)	(540)	(537)	(2,165)	(534)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,097)	(2,074)	(2,048)	(507)	(506)	(505)	(503)	(2,021)	(501)
		NOTE PAYABLE, UNSECURED - 8.04%	0	(598)	(1,882)	(458)	(452)	(238)	0	(1,148)	0
		600 UNIVERSITY PARK DEBT - 7.38%	(1,042)	(1,032)	(1,020)	(254)	(253)	(251)	(251)	(1,009)	(250)
		100 NORTH POINT CENTER EAST DEBT - 7.86%	0	(79)	(932)	(230)	(232)	(235)	(235)	(932)	(230)
		200 NORTH POINT CENTER EAST DEBT - 7.86%	0	(70)	(826)	(204)	(206)	(208)	(208)	(826)	(204)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(696)	(682)	(666)	(164)	(163)	(161)	(160)	(648)	(160)
		905 JUNIPER DEBT	0	0	0	0	0	0	(155)	(155)	(194)
		KING MILL DEBT	0	0	0	0	0	0	(34)	(34)	(44)
		WATERVIEW DEBT - 5.66%	0	0	0	0	0	0	(11)	(11)	(265)
		CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(4,738)	(3,320)	(1,331)	0	0	0	0	0	0
		PERIMETER EXPO DEBT - 8.04%	(1,637)	(1,087)	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	(868)	0	0	0	0	0	0	0	0
		101 INDEPENDENCE CENTER DEBT - 8.22%	(3,755)	(3,673)	(2,073)	0	0	0	0	0	0
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(3,456)	(3,419)	(1,289)	0	0	0	0	0	0
		OTHER	(180)	(41)	(19)	(3)	2	(5)	(3)	(9)	(3)
		CAPITALIZED	5,934	9,683	14,028	3,360	4,338	4,849	4,646	17,193	5,041

		TOTAL INTEREST EXPENSE CONSOLIDATED	(27,041)	(22,576)	(14,623)	(2,781)	(2,103)	(1,675)	(2,535)	(9,094)	(3,613)

		LOSS ON EXTINGUISHMENT OF DEBT	(3,501)	0	0	0	0	0	0	0	0

		OTHER EXPENSES — CONTINUING OPERATIONS:
		PROPERTY TAXES	(675)	(768)	(664)	(119)	(160)	(136)	(339)	(754)	(189)
		MINORITY INTEREST EXPENSE	(1,589)	(1,613)	(1,417)	(392)	(397)	(560)	(1,688)	(3,037)	(1,078)
		PREDEVELOPMENT & OTHER	(1,558)	(1,677)	(1,284)	77	(226)	(130)	(289)	(568)	(265)

		TOTAL OTHER EXPENSES	(3,822)	(4,058)	(3,365)	(434)	(783)	(826)	(2,316)	(4,359)	(1,532)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(605)	0	0	0	0	0	0
		MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0

		TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(12,092)	(10,083)	(6,475)	0	0	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(1,526)	(2,596)	(2,744)	(869)	(1,057)	(2,021)	(3,809)	(7,756)	(2,370)
(E	)	DISCONTINUED OPERATIONS (1)	(139)	0	0	17	(41)	(102)	0	(126)	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(1,665)	(2,596)	(2,744)	(852)	(1,098)	(2,123)	(3,809)	(7,882)	(2,370)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

			2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

(F	)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY,
		905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
		WILDWOOD ASSOCIATES	10,870	10,051	4,897	(18)	(69)	12	(9)	(84)	(24)
		WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0
		CP VENTURE TWO LLC	2,274	2,080	2,070	442	463	407	410	1,722	423
		CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0
		COUSINS LORET VENTURE, L.L.C.	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,120	1,203	(301)	1	0	(18)	0	(17)	0
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	350	365	407	115	115	82	111	423	58
		TEN PEACHTREE PLACE ASSOCIATES	(488)	1,539	1,533	348	373	406	379	1,506	385
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,998	3,102	3,492	257	260	(6)	13	524	1
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,180	3,412	2,465	2	0	0	1	3	0
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,208	302	285	302	302	1,191	302
		CRAWFORD LONG — CPI, LLC	1,728	1,685	1,447	440	483	484	458	1,865	486
		OTHER	0	0	924	0	0	310	5,204	5,514	90

		TOTAL SHARE OF JOINT VENTURE FFO	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429

		PREFERRED STOCK DIVIDENDS	0	(3,358)	(8,042)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)

		FFO AVAILABLE TO COMMON STOCKHOLDERS	113,366	124,965	108,878	16,287	17,585	17,039	22,835	73,746	19,146

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	6,254	100,558	118,056	6,827	5,578	796	2,532	15,733	805
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,143)	(7,270)	(29,627)	(6,766)	(5,512)	(732)	(2,473)	(15,483)	(740)
		DISCONTINUED OPERATIONS	1,174	93,459	81,927	37	0	1,070	(70)	1,037	191
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	5,285	186,747	346,621	446	30	2,767	(21)	3,222	1,309

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(34,154)	(36,966)	(34,579)	(8,694)	(8,837)	(7,842)	(8,194)	(33,567)	(10,002)
(E,I	)	DISCONTINUED OPERATIONS	(18,085)	(14,678)	(5,298)	(37)	(31)	0	0	(68)	0
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(70,779)	(72,909)	(55,757)	(11,208)	(11,149)	(9,883)	(10,237)	(42,477)	(12,060)

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,466	9,923	12,577	34,491	8,395

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	11,182	8,462	7,130	2	(3)	19	(9)	9	0
2500 WINDY RIDGE PARKWAY	4,992	4,673	3,164	0	(1)	4	0	3	0
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	12,217	13,181	8,861	(10)	(4)	18	0	4	0
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,803	3,851	2,764	0	0	2	0	2	0
4200 WILDWOOD PARKWAY (GE)	4,853	4,690	3,434	0	0	23	0	23	0
BANK/RESTAURANT GROUND LEASES	1,081	1,287	1,041	14	(16)	(1)	0	(3)	0

	38,128	36,144	26,394	6	(24)	65	(9)	38	0

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,546)	(4,359)	(3,382)	0	0	0	0	0	0
2500 DEBT - 7.45%	(1,642)	(1,571)	(1,105)	0	0	0	0	0	0
3200 DEBT - 8.23%	(5,389)	(5,218)	(4,056)	0	0	0	0	0	0
4100/4300 DEBT - 7.65%	(2,097)	(2,030)	(1,413)	0	0	0	0	0	0
4200 DEBT - 6.78%	(2,812)	(2,737)	(1,898)	0	0	0	0	0	0

	(16,486)	(15,915)	(11,854)	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(3,843)	0	0	0	0	0	0
OTHER, NET	96	478	(265)	(43)	(113)	(41)	(8)	(205)	(47)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(45)	(30)	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(1,101)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,738	19,561	10,402	(37)	(137)	24	(17)	(167)	(47)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,022)	(9,364)	(6,398)	(9)	(9)	(8)	(10)	(36)	(8)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	200,835	0	0	0	0	0	0

NET INCOME	12,716	10,197	204,839	(46)	(146)	16	(27)	(203)	(55)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	19,065	17,796	12,895	3	(12)	33	(5)	19	0
INTEREST EXPENSE	(8,243)	(7,960)	(5,928)	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,922)	0	0	0	0	0	0
OTHER, NET	48	238	(133)	(21)	(57)	(21)	(4)	(103)	(24)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(23)	(15)	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	10,870	9,500	4,897	(18)	(69)	12	(9)	(84)	(24)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,512)	(4,682)	(3,191)	(4)	(5)	(4)	(5)	(18)	(4)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	99,360	0	0	0	0	0	0

NET INCOME	6,358	4,818	101,066	(22)	(74)	8	(14)	(102)	(28)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,021	2,944	2,659	2	15	0	0	17	0
GRANDVIEW II	2,288	2,359	2,400	444	303	208	255	1,210	417
100 NORTH POINT CENTER EAST	1,456	1,239	7	0	0	15	0	15	0
200 NORTH POINT CENTER EAST	1,047	484	13	0	0	17	0	17	0
PRESBYTERIAN MEDICAL PLAZA	912	938	966	247	248	237	241	973	248

SUBTOTAL OFFICE	9,724	7,964	6,045	693	566	477	496	2,232	665

RETAIL:
NORTH POINT MARKETCENTER	4,982	5,156	5,142	1,459	1,426	1,298	1,430	5,613	1,373
MANSELL CROSSING II	1,533	1,190	1,227	314	306	314	300	1,234	329
GREENBRIER MARKETCENTER	4,687	4,519	4,513	1,149	1,269	1,019	1,043	4,480	1,165
LOS ALTOS MARKETCENTER	2,974	2,976	3,101	774	832	728	626	2,960	755

SUBTOTAL RETAIL	14,176	13,841	13,983	3,696	3,833	3,359	3,399	14,287	3,622

TOTAL REVENUES LESS OPERATING EXPENSES	23,900	21,805	20,028	4,389	4,399	3,836	3,895	16,519	4,287

OTHER, NET	(52)	(71)	(71)	(56)	(28)	0	(60)	(144)	(88)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,264)	(2,216)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,815)	(1,628)	0	0	0	0	0	0	0

TOTAL INTEREST EXPENSE	(4,079)	(3,844)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(8,567)	(1,535)	0	0	60	0	60	0

FUNDS FROM OPERATIONS	19,769	9,323	16,263	3,803	3,849	3,376	3,319	14,347	3,688

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(10,639)	(9,727)	(7,417)	(1,497)	(1,495)	(1,428)	(1,378)	(5,798)	(1,775)

NET INCOME	9,130	(404)	8,846	2,306	2,354	1,948	1,941	8,549	1,913

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,749	2,530	2,318	510	526	467	476	1,979	492
INTEREST EXPENSE	(470)	(442)	(248)	(61)	(60)	(60)	(59)	(240)	(59)
OTHER, NET	(5)	(8)	0	(7)	(3)	0	(7)	(17)	(10)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,274	1,095	1,861	442	463	407	410	1,722	423
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,223)	(1,119)	(852)	(172)	(172)	(164)	(159)	(667)	(204)

NET INCOME	1,051	(24)	1,009	270	291	243	251	1,055	219

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	4,446	3,771	2,454	0	(2)	(8)	(17)	(27)	0
THE PINNACLE	9,986	9,751	5,756	0	0	(4)	0	(4)	0

TOTAL REVENUES LESS OPERATING EXPENSES	14,432	13,522	8,210	0	(2)	(12)	(17)	(31)	0

INTEREST EXPENSE	(7,109)	(7,022)	(4,072)	0	0	0	0	0	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(17)	(16)	(9)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,306	6,484	4,129	0	(2)	(12)	(17)	(31)	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,680)	(6,790)	(3,783)	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	89,922	0	(72)	(16)	0	(88)	0

NET INCOME	(1,374)	(306)	90,268	0	(74)	(28)	(17)	(119)	0

COUSINS’ SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,217	6,761	4,106	0	(1)	(2)	(9)	(12)	0
INTEREST EXPENSE	(3,555)	(3,511)	(2,037)	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(8)	(5)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,383)	(3,395)	(1,889)	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	45,340	0	(36)	(12)	0	(48)	0

NET INCOME	(730)	(153)	45,515	0	(37)	(14)	(9)	(60)	0

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,661	3,747	3,155	0	0	(37)	0	(37)	0
INTEREST - 7.0%	(1,420)	(1,341)	(1,025)	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(2,657)	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(1)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,241	2,404	(528)	0	0	(37)	0	(37)	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(844)	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	38,917	696	0	0	0	696	0

NET INCOME	1,115	1,279	37,545	696	0	(37)	0	659	0

COUSINS’ SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,831	1,874	1,540	1	0	(18)	0	(17)	0
INTEREST EXPENSE	(711)	(671)	(513)	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,328)	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,120	1,203	(301)	1	0	(18)	0	(17)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(576)	(435)	0	(1)	0	0	(1)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	19,212	348	0	0	0	348	7

NET INCOME	545	627	18,476	349	(1)	(18)	0	330	7

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	696	727	815	230	231	163	222	846	116
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	696	727	815	230	231	163	222	846	116

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(829)	(547)	(686)	(125)	(166)	(165)	(119)	(575)	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	3,008

NET INCOME	(133)	180	129	105	65	(2)	103	271	3,124

COUSINS’ SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	350	365	407	115	115	82	111	423	58
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	350	365	407	115	115	82	111	423	58
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(415)	(274)	(343)	(62)	(83)	(83)	(60)	(288)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	1,046

NET INCOME	(65)	91	64	53	32	(1)	51	135	1,104

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	(518)	3,324	4,422	1,107	1,155	1,221	1,166	4,649	1,176
INTEREST - 5.39%	(457)	(246)	(1,356)	(411)	(410)	(409)	(407)	(1,637)	(406)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(975)	3,078	3,066	696	745	812	759	3,012	770

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(727)	(2,016)	(2,278)	(569)	(569)	(569)	(569)	(2,276)	(568)

NET INCOME	(1,702)	1,062	788	127	176	243	190	736	202

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(259)	1,662	2,211	554	578	611	583	2,326	588
INTEREST EXPENSE	(229)	(123)	(678)	(206)	(205)	(205)	(204)	(820)	(203)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(488)	1,539	1,533	348	373	406	379	1,506	385
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(365)	(1,007)	(1,134)	(282)	(282)	(282)	(282)	(1,128)	(282)

NET INCOME	(853)	532	399	66	91	124	97	378	103

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	30,735	31,577	30,593	7,339	7,422	7,504	7,604	29,869	7,424
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(34)	(8)	(8)	(9)	(8)	(33)	(8)

FUNDS FROM OPERATIONS	30,735	31,577	30,559	7,331	7,414	7,495	7,596	29,836	7,416

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,654)	(7,616)	(7,440)	(1,940)	(1,940)	(1,941)	(1,943)	(7,764)	(1,942)

NET INCOME	23,081	23,961	23,119	5,391	5,474	5,554	5,653	22,072	5,474

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,368	15,789	15,298	3,670	3,710	3,752	3,802	14,934	3,712
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(17)	(4)	(4)	(4)	(4)	(16)	(4)

FUNDS FROM OPERATIONS	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,904)	(3,885)	(3,795)	(989)	(988)	(989)	(990)	(3,956)	(989)

NET INCOME	11,464	11,904	11,486	2,677	2,718	2,759	2,808	10,962	2,719

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,994	6,202	6,431	514	511	(7)	25	1,043	1
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,994	6,202	6,431	514	511	(7)	25	1,043	1

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,211)	(7,558)	(3,821)	(949)	(386)	0	0	(1,335)	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	3,289	(19)	3,270	0

NET INCOME	5,783	(1,356)	2,610	(435)	125	3,282	6	2,978	1

COUSINS’ SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,998	3,102	3,492	257	260	(6)	13	524	1
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,998	3,102	3,492	257	260	(6)	13	524	1
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,274)	(3,947)	(2,077)	(517)	(234)	0	0	(751)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	1,645	(10)	1,635	0

NET INCOME	2,724	(845)	1,415	(260)	26	1,639	3	1,408	1

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,357	6,828	4,881	3	1	0	2	6	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	4	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,357	6,825	4,885	3	1	0	2	6	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,949)	(1,914)	(1,280)	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	27,170	0	0	0	0	0	0

NET INCOME	4,408	4,911	30,775	3	1	0	2	6	0

COUSINS’ SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,180	3,415	2,463	2	0	0	1	3	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	2	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,180	3,412	2,465	2	0	0	1	3	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,062)	(1,044)	(691)	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	12,353	0	0	0	0	0	0

NET INCOME	2,118	2,368	14,127	2	0	0	1	3	0

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,126	21,023	20,997	5,254	5,256	5,265	5,264	21,039	5,240
INTEREST - 6.41%	(12,030)	(11,513)	(10,961)	(2,650)	(2,613)	(2,574)	(2,536)	(10,373)	(2,497)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,096	9,510	10,036	2,604	2,643	2,691	2,728	10,666	2,743

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,928)	(6,037)	(6,130)	(1,546)	(1,548)	(1,550)	(1,553)	(6,197)	(1,556)

NET INCOME	3,168	3,473	3,906	1,058	1,095	1,141	1,175	4,469	1,187

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,208	302	285	302	302	1,191	302
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,208	302	285	302	302	1,191	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(25)	(32)	(32)	(8)	(9)	(8)	(8)	(33)	(8)

NET INCOME	1,183	1,176	1,176	294	276	294	294	1,158	294

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,454	5,431	6,139	1,686	1,768	1,767	1,712	6,933	1,766
INTEREST — 5.9%	0	(2,062)	(3,246)	(805)	(802)	(799)	(796)	(3,202)	(794)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,454	3,369	2,893	881	966	968	916	3,731	972

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,530)	(2,507)	(2,598)	(691)	(699)	(697)	(707)	(2,794)	(709)

NET INCOME	1,924	862	295	190	267	271	209	937	263

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,728	2,717	3,071	843	884	884	856	3,467	883
INTEREST EXPENSE	0	(1,032)	(1,624)	(403)	(401)	(400)	(398)	(1,602)	(397)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,728	1,685	1,447	440	483	484	458	1,865	486
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(802)	(1,306)	(1,352)	(358)	(362)	(361)	(366)	(1,447)	(367)

NET INCOME	926	379	95	82	121	123	92	418	119

905 JUNIPER, LLC (100%):
MULTI-FAMILY, NET OF COS	0	0	0	0	714	0	0	714	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	714	0	0	714	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	714	0	0	714	0

COUSINS’ SHARE OF 905 JUNIPER, LLC:					72%			72%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	514	0	0	514	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	514	0	0	514	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	514	0	0	514	0

50 BISCAYNE, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	16,516	16,516	4,554
OTHER, NET	0	0	0	0	0	0	367	367	125
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	16,883	16,883	4,679

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	16,883	16,883	4,679

COUSINS’ SHARE OF 50 BISCAYNE, LLC:							40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	6,515	6,515	1,745
OTHER, NET	0	0	0	0	0	0	153	153	52
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	6,668	6,668	1,797
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	6,668	6,668	1,797

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	1,848	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,848	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	1,848	0	0	0	0	0	0

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	924	0	0	310	5,204	5,514	90
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	924	0	0	310	5,204	5,514	90
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	924	0	0	310	5,204	5,514	90

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	2,074	3,201	5,336	727	556	1,811	998	4,092	3,877
INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(37)
OTHER, NET	(125)	(64)	(6)	(45)	96	44	10	105	11
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,949	3,137	5,195	644	613	1,817	971	4,045	3,851
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(88)	(29)	(28)	(29)	(28)	(114)	(29)

NET INCOME	1,949	3,137	5,107	615	585	1,788	943	3,931	3,822

COUSINS’ SHARE OF CL REALTY, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	701	3,457	1,119	1,174	2,846	3,913	9,052	2,251
OTHER, NET	0	(94)	(220)	(51)	(4)	(42)	(53)	(150)	(48)

FUNDS FROM OPERATIONS	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):			50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	398	215	128	217	165	725	125
OTHER, NET	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	398	215	128	217	165	725	125
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	398	215	128	217	165	725	125

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):									50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(138)
OTHER, NET	0	0	0	0	0	0	0	0	(21)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(159)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	(159)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):				8%	5.18%	4.99%	4.94%	4.94%	4.94%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	(116)	(115)	(147)	(105)	(483)	(118)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0

FUNDS FROM OPERATIONS	0	0	0	(178)	(115)	(147)	(105)	(545)	(118)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(56)	(117)	(121)	(145)	(439)	(175)

NET INCOME	0	0	0	(234)	(232)	(268)	(250)	(984)	(293)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
          FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of MARCH 31, 2006
($ in thousands)

									Actual or
	Company		Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned		Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)		GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 3/31/06	Fully Operational/Sold
OFFICE
Terminus 100 (Atlanta, GA)	648,000		648,000	41%	100%	$169,300	$ 169,300	$58,958	const. — 2Q-07 fully operational 2Q-08

TOTAL OFFICE	648,000		648,000			169,300	169,300	58,958

MULTI-FAMILY
905 Juniper (Atlanta, GA)	93 units	(4)	93 units	N/A	72%	29,400	22,700	19,252	const. — 2Q-06 fully sold 3Q-06 (4)
50 Biscayne (Miami, FL)	529 units	(4)	529 units	N/A	40%	161,500	64,600	24,769	const. — 3Q-07 fully sold 4Q-07 (4)

TOTAL MULTI-FAMILY	622 units		622 units			190,900	87,300	44,021

RETAIL
The Avenue Viera Expansion (Viera, FL)	46,000		46,000	95%	100%	8,100	8,100	7,544	const. — 2Q-06 fully operational 2Q-06
Viera MarketCenter Expansion (Viera, FL)	82,000		82,000	73%	100%	10,300	10,300	8,181	const. — 4Q-06 fully operational 4Q-06
The Avenue Carriage Crossing (5) (Suburban Memphis, TN)
Phase I	492,000		692,000	91%	100%				const. — 4Q-05 fully operational 4Q-06
Phase I — Expansion	54,000		54,000	0%	100%				const. — 4Q-07 fully operational 1Q-08

Phase II	40,000		40,000	0%	100%				const. — 2Q-07 fully operational 3Q-07

Total — Avenue Carriage Crossing	586,000		786,000			104,100	101,600	88,923

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I	360,000		360,000	36%	100%				const. — 4Q-06 fully operational 4Q-07
Phase II	20,000		20,000	0%	100%				const. — 2Q-08 fully operational 3Q-08

Total — Webb Gin	380,000		380,000			83,300	83,300	38,758

San Jose MarketCenter (San Jose, CA)	217,000		360,000	83%	100%	83,900	83,900	71,553	const. — 4Q-06 fully operational 2Q-07

The Avenue West Cobb Expansion (Suburban Atlanta, GA)	46,000		46,000	80%	100%	12,500	12,500	5,457	const. — 4Q-06 fully operational 4Q-06

TOTAL RETAIL	1,357,000		1,700,000			302,200	299,700	220,416

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of MARCH 31, 2006
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 3/31/06		Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park (Suburban Atlanta, GA)
Building 3 A (6)	417,000	417,000	69%	75%	13,200	9,900	8,114		const. — 2Q-06 fully operational 4Q-06

Building 3 B (6)	379,000	379,000	0%	75%	12,000	9,000	2,320		const. — 4Q-06 fully operational 2Q-07

TOTAL INDUSTRIAL	796,000	796,000			25,200	18,900	10,434

Accumulated Depreciation on
Partially Operational Properties	—	—			—	—	(1,999)

TOTAL PORTFOLIO	2,801,000	3,144,000			$687,600	$575,200	$331,830	(7)

(1)	This schedule includes all projects under construction, although some expansion construction may not have commenced, excluding residential projects included on a separate schedule, from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Total costs is the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2)	Company Owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	98% of the units at 905 Juniper are under non-cancelable contracts and 1% of the units are under cancelable contracts. 94% of the units at 50 Biscayne Boulevard are under non-cancelable third party contracts, 4% of the units are under cancelable contracts, and the remaining 2% of the units are under non-cancelable contracts to the Company’s partner in the venture. The number of units for 905 Juniper changed from 117 to 93 due to the combination of units during the construction and sales process.

(5)	Jim Wilson & Associates contributed $2.5 million of equity to the entity and will share in the results of operations and any gain on sale of the property.

(6)	Cousins’ venture partner, Weeks Properties Group, LLC, has exercised its right to participate in King Mill Building 3 A at a 25% ownership level. Weeks intends to participate in King Mill Building 3 B but has not exercised its right to participate as of March 31, 2006.

(7)	Reconciliation to Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$331,830
Less: Unconsolidated Projects — 50 Biscayne	(24,769)
Less: Cousins 72% Cost of Sales — 905 Juniper	(10,944)
Add: Gellerstedt 28% interest in 905 Juniper (net of cost of sales)	3,107
Add: Weeks 25% interest in King Mill- Bldg 3 A	2,430

Consolidated projects under development per balance sheet	$301,654

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2006

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(12/31/05)	(3/31/06)
I.	OFFICE OPERATING PROPERTIES
	Bank of America Plaza	Atlanta	Georgia	1,253,000	50.00%	100%	100%
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	Inforum	Atlanta	Georgia	983,000	100.00%	88%	87%
	Frost Bank Tower	Austin	Texas	530,000	90.25%	78%	81%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	99%	99%
	One Georgia Center	Atlanta	Georgia	345,000	88.50%	36%	40%
	Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	100%	100%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	99%	99%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	190,000	100.00%	55%	60%
	3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	100%	100%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	85%	88%
	Grandview II	Birmingham	Alabama	149,000	11.50%	88%	88%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	77%	77%
	200 North Point Center East	Atlanta	Georgia	129,000	100.00%	70%	70%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	91%	97%
	600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	100%	69%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	97%	99%
	3301 Windy Ridge Parkway	Atlanta	Georgia	107,000	100.00%	100%	42%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
	AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			6,737,000		88%	86%

	OFFICE DEVELOPMENT PROPERTIES (b)
	Terminus 100	Atlanta	Georgia	648,000	100.00%	41%	41%

	Total Office Development Properties			648,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,385,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2006

							Percent Leased
					Company’s		(Fully Executed)
		Metropolitan		Rentable	Ownership		Prior Quarter		Current Quarter
	Property Description	Area	State	Square Feet	Interest		(12/31/05)		(3/31/06)
II.	RETAIL OPERATING PROPERTIES
	North Point MarketCenter	Atlanta	Georgia	401,000	11.50%		99%		88%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%		100%		100%
	The Avenue of the Peninsula	Rolling Hills Estates	California	374,000	100.00%		94%		97%
	The Avenue Viera (a)	Viera	Florida	286,000	100.00%		88%		84%
	The Avenue East Cobb	Atlanta	Georgia	231,000	100.00%		100%		100%
	The Avenue West Cobb	Atlanta	Georgia	205,000	100.00%		98%		95%
	The Avenue Peachtree City (a)	Atlanta	Georgia	182,000	88.50%		99%		99%
	Los Altos MarketCenter	Long Beach	California	157,000	11.50%		100%		100%
	Mansell Crossing Phase II	Atlanta	Georgia	103,000	11.50%		100%		100%
	Viera MarketCenter (a)	Viera	Florida	96,000	100.00%		97%		97%

	Total Retail Operating Properties			2,411,000			95%		95%

	RETAIL DEVELOPMENT PROPERTIES (b)
	The Avenue Carriage Crossing (a,c)	Memphis	Tennessee	586,000	100.00%		89%		87%
	The Avenue Webb Gin (c)	Atlanta	Georgia	380,000	100.00%		26%		36%
	San Jose MarketCenter	San Jose	California	217,000	100.00%		64%		71%
	Viera MarketCenter Expansion (a)	Viera	Florida	82,000	100.00%		73%		73%
	The Avenue Viera Expansion (a)	Viera	Florida	46,000	100.00%		85%		95%
	The Avenue West Cobb Expansion	Atlanta	Georgia	46,000	100.00%		61%		80%

	Total Retail Development Properties			1,357,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			3,768,000

III.	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	King Mill Distribution Center — Building 3A	Atlanta	Georgia	417,000	75.00%		0%		69%
	King Mill Distribution Center — Building 3B (d)	Atlanta	Georgia	379,000	75.00	%(d)	N/A		0%

	Total Industrial Development Projects			796,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			11,949,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED						89	%(e)	88	%(e)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2006

		Company	Weighted	Percent Leased — Fully Executed
		Share of	Portfolio	Excludes Development Properties
	Rentable	Rentable	Ownership	Prior Quarter		Current Quarter
	Square Feet	Square Feet	%	(12/31/05)		(3/31/06)
SUMMARY BY TYPE
Office	7,385,000	5,633,000	62%	88%		86%
Retail	3,768,000	2,829,000	31%	95%		95%
Industrial	796,000	597,000	7%	N/A		N/A

TOTAL	11,949,000	9,059,000	100%	89	%(e)	88	%(e)

SUMMARY BY STATE
Georgia	7,400,000	5,762,000	63%	89%		88%
North Carolina	1,134,000	541,000	6%	100%		100%
California	748,000	609,000	7%	94%		97%
Texas	733,000	681,000	8%	84%		86%
Tennessee	586,000	586,000	6%	N/A		N/A
Florida	510,000	510,000	6%	88%		88%
Alabama	462,000	330,000	4%	73%		65%
Virginia	376,000	43,000	0%	100%		100%

	11,949,000	9,059,000	100%	89	%(e)	88	%(e)

(a)	These projects are owned either (1) through a joint venture with a third party providing a participation in operations and on sale of the property or (2) subject to a contract with a third party providing a participation in operations and on sale of the property, even though they may be shown as 100% owned.

(b)	Under construction and/or in lease up.

(c)	Total square footage for these properties includes anticipated expansions; however, the percent leased excludes their expansions.

(d)	Cousins’ venture partner, Weeks Properties Group, LLC, intends to participate in this project at a 25% ownership level. However,at March 31, 2006, Weeks had not exercised the option to participate in this project.

(e)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	First Quarter 2006 vs			First Quarter
	Fourth Quarter 2005			2006 vs 2005
	Office	Retail	Total	Office	Retail	Total

Adjusted Rental Property Revenues(1) less Operating Expenses	3.9%	3.1%	3.7%	5.5%	5.0%	5.4%

Cash Basis Rental Property Revenues(2) less Operating Expenses	6.8%	2.0%	5.7%	5.7%	5.5%	5.6%

Note: The following properties are included in the same property portfolio:	Consolidated Office	Joint Venture Office

	3100 Windy Hill Road	Grandview II
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Bank of America Plaza
	200 Northpoint Center East	Ten Peachtree Place
	333 Northpoint Center East	Gateway Village
	555 Northpoint Center East	Emory Crawford Long Medical Office Tower
Lakeshore Park Plaza
Inforum
600 University Park Place
The Points at Waterview
One Georgia Center
AtheroGenics
Meridian Mark Plaza
Frost Bank Tower
Galleria 75
505 & 511Peachtree
Inhibitex (1Q to 4Q only)

	Consolidated Retail	Joint Venture Retail

	The Avenue East Cobb	Northpoint MarketCenter
	The Avenue of the Peninsula	Mansell Crossing Phase II
	The Avenue Peachtree City	Greenbrier MarketCenter
	The Avenue West Cobb	Los Altos MarketCenter

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2006
OFFICE
As of March 31, 2006, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2006. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	283,634	235,884	228,454	646,273	171,884	301,260	528,688	479,656	305,437	1,124,238	4,305,408
% of Leased Space	7%	5%	5%	15%	4%	7%	12%	11%	7%	27%	100%
Annual Contractual
Rent (000’s) (2)	$4,454	$5,147	$3,586	$10,438	$2,681	$4,444	$12,070	$8,241	$7,218	$24,380	$82,659
Annual Contractual
Rent/Sq. Ft. (2)	$15.70	$21.82	$15.70	$16.15	$15.60	$14.75	$22.83	$17.18	$23.63	$21.69	$19.20

Wholly Owned:
Square Feet Expiring (1)	262,586	86,384	203,253	540,912	136,760	260,491	153,239	300,251	114,942	251,933	2,310,751 (3)
% of Leased Space	11%	4%	9%	23%	6%	11%	7%	13%	5%	11%	100%
Annual Contractual
Rent (000’s) (2)	$4,074	$1,511	$3,246	$8,398	$2,164	$3,757	$2,221	$5,240	$2,423	$6,106	$39,140
Annual Contractual
Rent/Sq. Ft. (2)	$15.52	$17.49	$15.97	$15.53	$15.82	$14.42	$14.49	$17.45	$21.08	$24.24	$16.94

Joint Venture:
Square Feet Expiring (1)	43,697	310,894	67,202	213,686	85,925	53,158	768,554	310,064	215,355	1,625,562	3,694,097 (4)
% of Leased Space	1%	8%	2%	6%	2%	1%	21%	8%	6%	45%	100%
Annual Contractual
Rent (000’s) (2)	$813	$7,509	$1,099	$4,118	$1,325	$925	$20,101	$5,431	$5,414	$33,794	$80,528
Annual Contractual
Rent/Sq. Ft. (2)	$18.60	$24.15	$16.35	$19.27	$15.42	$17.40	$26.15	$17.52	$25.14	$20.79	$21.80

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of March 31, 2006 out of approximately 2,709,000 total rentable square feet.

(4)	Rentable square feet leased as of March 31, 2006 out of approximately 4,028,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2006
RETAIL
As of March 31, 2006, the Company’s retail portfolio included ten retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of March 31, 2006. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total

Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	69,442	54,554	55,561	51,872	169,698	81,281	95,472	93,672	168,685	556,343	1,396,580
% of Leased Space	5%	4%	4%	3%	12%	6%	7%	7%	12%	40%	100%
Annual Contractual
Rent (000’s) (2)	$1,253	$1,157	$1,309	$1,441	$4,242	$1,973	$2,272	$2,491	$4,143	$9,291	$29,572
Annual Contractual
Rent/Sq. Ft. (2)	$18.04	$21.20	$23.57	$27.78	$25.00	$24.27	$23.80	$26.59	$24.56	$16.70	$21.17

Wholly Owned:
Square Feet Expiring	52,033	26,978	18,589	34,221	159,035	41,697	32,504	92,292	147,382	519,117	1,123,848 (1)
% of Leased Space	5%	2%	2%	3%	14%	4%	3%	8%	13%	46%	100%
Annual Contractual
Rent (000’s) (2)	$923	$522	$568	$1,037	$4,097	$1,195	$1,011	$2,467	$3,676	$8,581	$24,077
Annual Contractual
Rent/Sq. Ft. (2)	$17.73	$19.34	$30.53	$30.31	$25.76	$28.67	$31.10	$26.74	$24.94	$16.53	$21.42

Joint Venture:
Square Feet Expiring	75,806	62,112	52,494	62,142	92,723	215,732	249,758	12,000	82,258	262,486	1,167,511 (3)
% of Leased Space	7%	5%	5%	5%	8%	18%	21%	1%	7%	23%	100%
Annual Contractual
Rent (000’s) (2)	$1,031	$1,434	$1,042	$1,163	$1,260	$3,215	$4,007	$205	$1,399	$4,513	$19,269
Annual Contractual
Rent/Sq. Ft. (2)	$13.60	$23.09	$19.84	$18.72	$13.59	$14.90	$16.04	$17.05	$17.01	$17.19	$16.50

(1)	Gross leasable area leased as of March 31, 2006 out of approximately 1,192,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of March 31, 2006 out of approximately 1,219,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of March 31, 2006

		Percentage of	Average
		Total Portfolio at	Remaining Lease
	Tenant Name (1)	the Company’s Share (2)	Term (Years)
1.	Bank of America	12.1%	8.7
2.	BellSouth	4.3%	3.6
3.	IBM	2.9%	0.7
4.	Georgia Lottery Corporation	2.0%	7.3
5.	Ernst & Young U.S. LLP	1.9%	1.9
6.	Internap Network Services	1.9%	13.0
7.	AGL Services Company	1.8%	7.0
8.	Troutman Sanders LLP	1.7%	14.2
9.	Bombardier Aerospace Corporation	1.5%	7.0
10.	The Gap, Inc.	1.3%	3.3
11.	Emory University	1.2%	11.0
12.	Graves, Dougherty, Hearon & Moody, P.C.	0.9%	8.0
13.	Turner Broadcasting Systems, Inc.	0.9%	5.2
14.	Sapient Corporation	0.9%	3.2
15.	Paul Hastings	0.9%	6.6
16.	Regal Cinemas, Inc.	0.9%	9.1
17.	Bed, Bath & Beyond	0.8%	6.4
18.	Kids II, Inc.	0.8%	9.8
19.	Inhibitex	0.8%	9.1
20.	AtheroGenics	0.8%	3.0
21.	Northside Hospital	0.7%	7.3
22.	The Frost National Bank	0.7%	8.1
23.	Winstead Sechrest	0.7%	8.2
24.	Indus International, Inc.	0.7%	1.9
25.	Hunton & Williams LLP	0.7%	3.1

	Total leased square feet of Top 25 Largest Tenants	43.8%	6.8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage amounts of operating properties only, and thus exclude properties under development, held for development, and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of March 31, 2006

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000)(2)
North Point
Suburban Atlanta, GA	Mixed Use	100%		80	1970-1985	$6,479

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	100%		28	1971-1989	1,389

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100	%(3)	133	2005	9,783

Land Adjacent to The Avenue West Cobb
Suburban Atlanta, GA	Retail and Commercial	100%		2	2003	418

Land Adjacent to The Avenue Carriage Crossing
Memphis, TN	Retail and Commercial	100	%(4)	44	2004	5,127

Round Rock/Austin, Texas Land
Austin, TX	Retail and Commercial	100%		45	2005	12,807

The Lakes at Cedar Grove (5)
Suburban Atlanta, GA	Mixed Use	100	%(4)	14	2002	—	(5)

Terminus
Atlanta, GA	Mixed Use	100%		6	2005	20,396

505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	100%		1	2004	3,389

615 Peachtree Street (6)
Atlanta, GA	Mixed Use	100%		2	1996	7,250

Jefferson Mill Distribution Park
Suburban Atlanta, GA	Industrial and Retail	100	%(3)	304	2006	14,433

Palisades
Austin, TX	Office and Commercial	100%		22	2006	11,050

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Commercial and Institutional	100%		6	2005	1,105

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT						$93,626

CL REALTY TRACTS (5)
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%		374	2002	$—	(5)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%		134	2002	—	(5)

Summer Lakes
Rosenberg, TX	Commercial	50%		9	2003	—	(5)

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of March 31, 2006

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
McKinney Village Park
McKinney, TX	Residential	30%	8	2003-2005	$—	(5)

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,539

TEMCO TRACTS (5)
Seven Hills at Bentwater
Suburban Atlanta, GA	Residential and Mixed Use	50%	90	2002-2005	—	(5)

Happy Valley
Suburban Atlanta, GA	Residential	50%	213	2003	1,822

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	6,594	2005	14,966

OTHER JOINT VENTURES
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,561

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	33	1971-1989	21,333

Austin Research Park
Austin, TX	Commercial	50%	6	1998	3,113

Total Acres			9,350

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage

Ten Peachtree Place	50%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100%	60,000

(2)	For consolidated properties reflects the Company’s basis. For joint venture properties reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of project equity in future indsutrial development on this land.

(4)	This project is consolidated but owned through a joint venture with a third party.

(5)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory are included on the Inventory of Residential Lots Under Development schedule.

(6)	During the first quarter of 2006, 615 Peachtree Street was reclassified from an operating property to land held for investment or future development.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (100% owned)

The Lakes at Cedar Grove (3)	2001	11	906	63	52	52	620	286	$5,866
Fulton County
Suburban Atlanta, GA
Longleaf at Callaway (4)	2002	4	138	28	2	2	110	28	1,463
Harris County
Pine Mountain, GA
River’s Call	1999	10	107	22	4	4	85	22	1,719
East Cobb County
Suburban Atlanta, GA

Total 100% owned			1,151	113	58	58	815	336	9,048

Temco Associates (50% owned) (5)

Bentwater	1998	9	1,674	82	13	13	1,543	131	1,227

Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	10	1,386	238	15	15	268	1,118	18,024
Paulding County
Suburban Atlanta, GA
Seven Hills at Bentwater	2003	7	1,017	228	56	56	420	597	8,878
Paulding County
Suburban Atlanta, GA
Happy Valley	2004	4	110	—	110	110	110	—	—
Paulding County
Suburban Atlanta, GA
Paul Harris Estates	2004	4	27	13	—	—	14	13	817
Paulding County
Suburban Atlanta, GA

Total Temco			4,214	561	194	194	2,355	1,859	28,946

CL Realty, LLC (50% owned) (5)

Long Meadow Farms (37.5% owned)	2003	10	2,712	160	5	5	292	2,420	24,409
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	9	2,445	77	49	49	712	1,733	19,862
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	8	1,181	112	26	26	65	1,116	7,567
Tarrant County
Forth Worth, TX
Summer Lakes	2003	5	1,144	19	—	—	294	850	6,530
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Southern Trails (80% owned)	2005	6	1,059	93	22	22	121	938	$19,913
Brazoria County
Pearland, TX
Stonebridge (10% owned)	2003	4	627	92	47	47	339	288	6,110
Coweta County
Newnan, GA
McKinney Village Park (60% owned)	2003	4	569	135	36	36	221	348	11,510
Collin County
McKinney, TX
Summer Creek II	2005	3	525	—	—	—	—	525	5,742
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	386	—	—	—	—	386	4,482
Bexar County
San Antonio, TX
Manatee River Plantation	2003	5	457	151	39	39	306	151	3,878
Manatee County
Tampa, FL
Stillwater Canyon	2003	5	336	80	14	14	151	185	3,926
Dallas County
DeSota, TX
Creekside Oaks	2003	5	301	—	—	—	125	176	3,739
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	3	197	28	—	—	—	197	28,468
Cherokee & Fulton Counties
Alpharetta, GA
McKinney Village Park North (75% owned)	2005	4	194	—	—	—	—	194	3,925
Collin County
McKinney, TX
Gardinier Estates	2004	7	87	—	—	—	—	87	4,007
Hillsborough County
Tampa, FL
West Park	2005	3	82	—	—	—	—	82	2,300
Cobb County
Suburban Atlanta, GA

Total CL Realty			12,302	947	238	238	2,626	9,676	156,368

Total			17,667	1,621	490	490	5,796	11,871	$194,362

Company Share of Total			7,692	699	240	240	2,972	4,720	$72,495

Company Weighted Average Ownership			44%	43%	49%	49%	51%	40%	37%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of March 31, 2006, 74 houses have been sold.

(5)	CREC owns 50% of Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SCHEDULE OF THE COMPANY’S SHARE OF OUTSTANDING DEBT
AS OF MARCH 31, 2006

					Company’s	Company’s		Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share		Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse (1)		Share	to Maturity
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	$201,933	100%	3/7/2010	5.72%	$201,933			$201,933
CONSTRUCTION CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	35,133	100%	3/7/2010	5.72%	35,133			35,133
905 JUNIPER (LIBOR + 2%)	16,847	72%	12/1/2007	6.82%	12,130	$4,717	(2)	16,847
CSC ASSOCIATES , L.P. INTEREST	140,408	100%	3/1/2012	6.96%		140,408		140,408
THE AVENUE EAST COBB	36,944	100%	8/1/2010	8.39%		36,944		36,944
333/555 NORTH POINT CENTER EAST	30,071	100%	11/1/2011	7.00%	30,071			30,071
MERIDIAN MARK PLAZA	23,884	100%	9/1/2010	8.27%		23,884		23,884
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 12/31/06)	22,365	100%	8/1/2007	7.86%		22,365		22,365
600 UNIVERSITY PARK	13,306	100%	8/10/2011	7.38%		13,306		13,306
LAKESHORE PARK PLAZA	9,292	100%	11/1/2008	6.78%		9,292		9,292
KING MILL PROJECT I (3)	2,038	75%	8/30/2008	9.00%		2,038		2,038
THE POINTS AT WATERVIEW	18,444	100%	1/1/2016	5.66%		18,444		18,444
VARIOUS	517	100%	VARIOUS	VARIOUS	117	400		517

TOTAL CONSOLIDATED	551,182			6.58%	279,384	271,798		551,182	4.6

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	53,006	50%	6/1/2013	5.90%		26,503		26,503
TEN PEACHTREE PLACE	29,190	50%	4/1/2015	5.39%		14,595		14,595
HANDY ROAD ASSOCIATES (3 MTH LIBOR + 3.25%)	3,204	50%	11/2/2007	8.24%		1,602		1,602
PINE MOUNTAIN BUILDERS (PRIME)	1,392	50%	12/13/2006	7.75%		696		696
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	515	37.5%	2/14/2007	8.00%	193			193
BENTWATER LINKS	3,534	50%	1/22/2009	7.98%		1,767		1,767
BENTWATER LINKS, EQUIPMENT NOTE	177	50%	1/15/2009	7.00%		89		89
CL REALTY:
SUMMER LAKES (PRIME + 3%)	1,415	50%	6/30/2006	10.75%		708		708
SOUTHERN TRAILS (LIBOR + 0.25%)	312	40%	6/30/2008	5.07%		125		125

TOTAL UNCONSOLIDATED	92,745			6.29%	193	46,085		46,278	7.1

TOTAL ADJUSTED DEBT	$643,927			6.55%	$279,577	$317,883		$597,460	4.7

INVESTMENT ENTITY DEBT (4)
CHARLOTTE GATEWAY VILLAGE	$152,305	50%	12/1/2016	6.41%		$76,153		$76,153
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	30,139	40%	6/9/2008	6.57%		12,056		12,056
NORTH POINT MARKETCENTER	24,046	11.50%	6/30/2006	8.50%		2,765		2,765
CL REALTY:
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 2%)	5,706	30%	5/15/2007	10.00%		1,712		1,712
MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	1,884	37.5%	1/14/2008	8.75%		358		358
LONG MEADOW FARMS (PRIME + 0.50%)	8,240	18.75%	6/8/2007	8.25%		1,545		1,545
STONEBRIDGE (PRIME)	3,091	5%	7/20/2007	7.75%		155		155
BLUE VALLEY (PRIME)	18,132	12.5%	5/11/2006	7.75%		4,533		4,533
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	12.5%	3/5/2007	7.75%		1,150		1,150
STONEWALL ESTATES	1,504	25.0%	5/31/2010	7.75%		376		376

TOTAL INVESTMENT ENTITY DEBT	249,647			6.70%	—	100,803		100,803	8.4

TOTAL	$893,574			6.57%	$279,577	$418,686		$698,263	5.3

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The joint venture partner guarantees 28% of the debt and therefore this amount is shown as non-recourse.

(3)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I.

(4)	An investment entity is defined as an entity where the Company has a fixed commitment to the venture, it has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment entity debt is not included in any of the financial covenants calculations in the Company’s credit facility. In addition, debt for 191 Peachtree and Verde are not included on this schedule.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

(A) ADJUSTED DEBT:

CONSOLIDATED DEBT	669,792	497,981	302,286	311,862	350,066	363,677	467,516	467,516	551,182
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	265,854	285,657	135,764	135,929	141,502	148,311	148,129	148,129	147,081

TOTAL DEBT INCLUDING SHARE OF JV’S	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263
SHARE OF INVESTMENT ENTITY DEBT	(90,766)	(86,588)	(87,704)	(87,577)	(92,296)	(100,230)	(101,085)	(101,085)	(100,803)

			.
ADJUSTED DEBT	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460

RECOURSE DEBT	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577
NON-RECOURSE DEBT	684,437	676,353	305,677	299,303	299,021	298,407	317,736	317,736	317,883

ADJUSTED DEBT	844,880	697,050	355,915	360,214	399,272	411,758	514,560	514,560	597,460

(B) CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):

CONSOLIDATED INTEREST EXPENSE	27,041	22,576	14,623	2,781	2,103	1,675	2,535	9,094	3,613
DISCONTINUED OPERATIONS INTEREST EXPENSE	10,382	9,459	5,870	0	0	0	0	0	0
SHARE OF JOINT VENTURE INTEREST EXPENSE	13,208	13,739	11,163	708	705	703	698	2,814	834

CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,447

(C) FIXED CHARGES:

CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,447
LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	0	(124)	(61)	(60)	(60)	(59)	(240)	(59)
PRINCIPAL PAYMENTS:
CONSOLIDATED	7,632	6,862	6,560	1,344	1,244	1,384	1,389	5,361	1,282
SHARE OF JOINT VENTURES	6,140	6,345	5,257	299	189	278	2,027	2,793	1,594
GROUND LEASE PAYMENTS:
CONSOLIDATED	839	587	493	153	181	167	170	671	176
SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3

TOTAL FIXED CHARGES (excluding Preferred Dividends)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,443
PREFERRED STOCK DIVIDENDS	0	3,358	8,042	3,813	3,812	3,812	3,813	15,250	3,813

TOTAL FIXED CHARGES (including Preferred Dividends)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,256

(D) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

RENTAL PROPERTY REVENUES	96,674	99,332	98,754	23,750	24,252	24,509	27,244	99,755	28,444
RENTAL PROPERTY OPERATING EXPENSES	(30,613)	(32,674)	(33,814)	(9,112)	(9,723)	(9,978)	(11,192)	(40,005)	(11,028)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	66,061	66,658	64,940	14,638	14,529	14,531	16,052	59,750	17,416

(E) INCOME FROM DISCONTINUED OPERATIONS:

RENTAL PROPERTY REVENUES	71,382	67,462	23,688	77	209	486	7	779	0
RENTAL PROPERTY OPERATING EXPENSES	(18,523)	(14,821)	(7,928)	(19)	(28)	(9)	(5)	(61)	0

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,859	52,641	15,760	58	181	477	2	718	0
INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0
MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(605)	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	(139)	0	0	17	(41)	(102)	0	(126)	0

FUNDS FROM OPERATIONS	40,628	42,558	9,285	75	140	375	2	592	0
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(18,085)	(14,678)	(5,298)	(37)	(31)	0	0	(68)	0

INCOME FROM DISCONTINUED OPERATIONS	22,543	27,880	3,987	38	109	375	2	524	0

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

(F) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	56,435	57,219	49,009	6,257	6,345	6,105	6,130	24,837	6,036
INTEREST EXPENSE	(13,208)	(13,739)	(11,028)	(670)	(666)	(665)	(661)	(2,662)	(659)
LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,250)	0	0	0	0	0	0
OTHER, NET	43	230	791	(28)	(60)	289	5,193	5,394	56
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(34)	(35)	(4)	(4)	(4)	(4)	(16)	(4)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	(1,536)	(209)	0	0	0	0	0	0

FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429
MULTI-FAMILY FFO	0	0	0	0	514	0	6,668	7,182	1,797
RESIDENTIAL LOT AND TRACT FFO	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902

FUNDS FROM OPERATIONS	45,210	45,884	44,108	7,304	7,925	10,416	22,217	47,862	13,128
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	26,670	24,619	204,493	5,175	5,608	10,008	20,164	40,955	12,123

(G) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	547	600	1,400	0	0	7,004	0	7,004	0
LOT SALES	8,579	12,345	15,300	1,611	4,449	3,942	4,927	14,929	4,505

TOTAL RESIDENTIAL AND OUTPARCEL SALES	9,126	12,945	16,700	1,611	4,449	10,946	4,927	21,933	4,505

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	352	480	929	0	0	5,623	14	5,637	0
LOT COST OF SALES	6,957	9,542	11,078	1,119	3,023	2,727	3,898	10,767	3,203

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	7,309	10,022	12,007	1,119	3,023	8,350	3,912	16,404	3,203

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740

OUTPARCEL SALES, TRACT SALES AND RESIDENTIAL LOT SALES, NET -WHOLLY OWNED	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	195	120	471	0	0	1,381	(14)	1,367	0
TRACT SALES NET OF COS — WHOLLY OWNED	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740
LOT SALES NET OF COS — WHOLLY OWNED	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302

TOTAL WHOLLY OWNED SALES, NET	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL
LOT AND TRACT SALES AND COST OF SALES:
RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	5,922	12,581	32,116	9,413	8,713	10,857	12,249	41,232	11,029
TRACT SALES	1,309	538	3,434	113	5	2,272	3,828	6,218	10,439

TOTAL RESIDENTIAL LOT AND TRACT SALES-JOINT VENTURES	7,231	13,119	35,550	9,526	8,718	13,129	16,077	47,450	21,468

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
LOT COST OF SALES	4,519	9,151	25,123	7,434	6,854	7,500	8,965	30,753	8,940
TRACT COST OF SALES	638	66	1,236	31	6	755	2,036	2,828	6,275

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES-JOINT VENTURES	5,157	9,217	26,359	7,465	6,860	8,255	11,001	33,581	15,215

RESIDENTIAL LOT SALES AND TRACT SALES, NET —JOINT VENTURES	2,074	3,902	9,191	2,061	1,858	4,874	5,076	13,869	6,253

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	1,403	3,430	6,993	1,979	1,859	3,357	3,284	10,479	2,089
TRACT SALES LESS COST OF SALES	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164
INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0
OTHER — JOINT VENTURE	(125)	(158)	(226)	(212)	(23)	(145)	(148)	(528)	(176)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

(H) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	11,804	13,347	19,210	2,143	1,223	2,182	2,874	8,422	2,846
SECOND GENERATION BUILDING IMPROVEMENTS	1,184	1,160	48	64	98	382	473	1,017	312

	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	11,348	12,357	18,882	2,073	1,125	2,043	2,579	7,820	2,206
SECOND GENERATION BUILDING IMPROVEMENTS	888	938	(30)	64	98	380	473	1,015	312

	12,236	13,295	18,852	2,137	1,223	2,423	3,052	8,835	2,518

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	456	992	328	70	98	139	295	602	640
SECOND GENERATION BUILDING IMPROVEMENTS	296	220	78	0	0	2	0	2	0

	752	1,212	406	70	98	141	295	604	640

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158

(I) DEPRECIATION AND AMORTIZATION:

REAL ESTATE RELATED:
CONSOLIDATED	34,154	36,966	34,579	8,694	8,837	7,842	8,194	33,567	10,002
DISCONTINUED OPERATIONS	18,085	14,678	5,298	37	31	0	0	68	0

	52,239	51,644	39,877	8,731	8,868	7,842	8,194	33,635	10,002
SHARE OF JOINT VENTURES	18,540	21,265	15,880	2,477	2,281	2,041	2,043	8,842	2,058

TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060

NON-REAL ESTATE RELATED:
CONSOLIDATED	2,148	2,511	2,652	678	686	730	857	2,951	821
DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0

	2,148	2,511	2,652	678	686	730	857	2,951	821
SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4

TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825

TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885

SUMMARY:
CONSOLIDATED	36,302	39,477	37,231	9,372	9,523	8,572	9,051	36,518	10,823
DISCONTINUED OPERATIONS	18,085	14,678	5,298	37	31	0	0	68	0

	54,387	54,155	42,529	9,409	9,554	8,572	9,051	36,586	10,823
SHARE OF JOINT VENTURES	18,549	21,299	15,915	2,543	2,285	2,045	2,047	8,920	2,062

TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885
MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	0	0	0	0	0	0	0	0	0

TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885

SUMMARY BY TYPE:
REAL ESTATE RELATED:
BUILDING (INCLUDING TENANT FIRST GENERATION):
CONSOLIDATED	49,913	48,627	37,241	7,934	8,160	7,102	7,624	30,820	9,149
SHARE OF JOINT VENTURES	17,762	19,709	13,629	2,154	1,957	1,717	1,717	7,545	1,730

	67,675	68,336	50,870	10,088	10,117	8,819	9,341	38,365	10,879

TENANT SECOND GENERATION:
CONSOLIDATED	2,326	3,017	2,636	797	708	740	571	2,816	853
SHARE OF JOINT VENTURES	778	1,556	2,251	323	324	324	325	1,296	328

	3,104	4,573	4,887	1,120	1,032	1,064	896	4,112	1,181

TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060

NON-REAL ESTATE RELATED:
FURNITURE, FIXTURES AND EQUIPMENT:
CONSOLIDATED	2,122	2,485	2,647	674	682	726	852	2,934	816
SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4

	2,131	2,519	2,682	740	686	730	856	3,012	820

GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
CONSOLIDATED	26	26	5	4	4	4	5	17	5
SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0

	26	26	5	4	4	4	5	17	5

TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825

TOTAL DEPRECIATION & AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st

(J) CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	0	0	0	0	0	4,986	6,247	11,233	6,579
MULTI-FAMILY COST OF SALES	0	0	0	0	0	(4,274)	(5,131)	(9,405)	(5,358)

MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	0	0	0	712	1,116	1,828	1,221

MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	0	0	0	0	2,086	0	24,194	26,280	6,955
MULTI-FAMILY COST OF SALES	0	0	0	0	(1,572)	0	(17,526)	(19,098)	(5,158)

MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	0	0	514	0	6,668	7,182	1,797

TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2006 Compared to Fourth Quarter 2005
(in thousands, except percentages)

					Same Property
		Office			Retail			Total		Non-Same		All Properties
	4q 2005	1q 2006	% Change	4q 2005	1q 2006	% Change	4q 2005	1q 2006	% Change	4q 2005	1q 2006	4q 2005	1q 2006

RENTAL PROPERTY REVENUES	$24,574	$24,855		$7,389	$7,236		$31,963	$32,091		$3,927	$4,773	$35,890	$36,864
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0			0	0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	24,574	24,855	1.1%	7,389	7,236	-2.1%	31,963	32,091	0.4%	3,927	4,773	35,890	36,864
RENTAL PROPERTY OPERATING EXPENSES	9,753	9,452	-3.1%	2,315	2,005	-13.4%	12,068	11,457	-5.1%	1,638	1,954	13,706	13,411

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,821	$15,403	3.9%	$5,074	$5,231	3.1%	$19,895	$20,634	3.7%	$2,289	$2,819	$22,184	$23,453

ADJUSTED RENTAL PROPERTY REVENUES (1)	$24,574	$24,855		$7,389	$7,236		$31,963	$32,091		$3,927	$4,773	$35,890	$36,864
Less: STRAIGHT-LINE RENTS	1,289	934		49	95		1,338	1,029		193	302	1,531	1,331
AMORTIZATION OF LEASE INDUCEMENTS	(49)	(47)		(26)	(15)		(49)	(62)		0	0	(49)	(62)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(153)	(152)		0	0		(153)	(152)		0	0	(153)	(152)

CASH BASIS RENTAL PROPERTY REVENUES (2)	23,487	24,120	2.7%	7,366	7,156	-2.9%	30,827	31,276	1.5%	3,734	4,471	34,561	35,747

RENTAL PROPERTY OPERATING EXPENSES	9,753	9,452	-3.1%	2,315	2,005	-13.4%	12,068	11,457	-5.1%	1,638	1,954	13,706	13,411

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,734	$14,668	6.8%	$5,051	$5,151	2.0%	$18,759	$19,819	5.7%	$2,096	$2,517	$20,855	$22,336

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$24,574	$24,855		$7,389	$7,236		$31,963	$32,091		$3,927	$4,773	$35,890	$36,864
RENTAL PROPERTY OPERATING EXPENSES	9,753	9,452		2,315	2,005		12,068	11,457		1,638	1,954	13,706	13,411

	$14,821	$15,403		$5,074	$5,231		$19,895	$20,634		$2,289	$2,819	$22,184	$23,453

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$16,052	$17,416
DISCONTINUED OPERATIONS (4)												2	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,130	6,037

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$22,184	$23,453

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2006 Compared to First Quarter 2005
(in thousands, except percentages)

					Same Property
		Office			Retail			Total		Non-Same		All Properties
	1q 2005	1q 2006	% Change	1q 2005	1q 2006	% Change	1q 2005	1q 2006	% Change	1q 2005	1q 2006	1q 2005	1q 2006

RENTAL PROPERTY REVENUES	$23,025	$24,642		$7,035	$7,236		$30,060	$31,878		$2,749	$4,986	$32,809	$36,864
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		0	0	0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	23,025	24,642	7.0%	7,035	7,236	2.9%	30,060	31,878	6.0%	2,749	4,986	32,809	36,864

RENTAL PROPERTY OPERATING EXPENSES	8,622	9,450	9.6%	2,054	2,005	-2.4%	10,676	11,455	7.3%	1,180	1,956	11,856	13,411

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,403	$15,192	5.5%	$4,981	$5,231	5.0%	$19,384	$20,423	5.4%	$1,569	$3,030	$20,953	$23,453

ADJUSTED RENTAL PROPERTY REVENUES (1)	$23,025	$24,642		$7,035	$7,236		$30,060	$31,878		$2,749	$4,986	$32,809	$36,864
Less: STRAIGHT-LINE RENTS	946	909		97	95		1,043	1,004		(117)	327	926	1,331
AMORTIZATION OF LEASE INDUCEMENTS	(44)	(47)		0	(15)		(44)	(62)		0	0	(44)	(62)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(201)	(152)		0	0		(201)	(152)		0	0	(201)	(152)

CASH BASIS RENTAL PROPERTY REVENUES (2)	22,324	23,932	7.2%	6,938	7,156	3.1%	29,262	31,088	6.2%	2,866	4,659	32,128	35,747

RENTAL PROPERTY OPERATING EXPENSES	8,622	9,450	9.6%	2,054	2,005	-2.4%	10,676	11,455	7.3%	1,180	1,956	11,856	13,411

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,702	$14,482	5.7%	$4,884	$5,151	5.5%	$18,586	$19,633	5.6%	$1,686	$2,703	$20,272	$22,336

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$23,025	$24,642		$7,035	$7,236		$30,060	$31,878		$2,749	$4,986	$32,809	$36,864
RENTAL PROPERTY OPERATING EXPENSES	8,622	9,450		2,054	2,005		10,676	11,455		1,180	1,956	11,856	13,411

	$14,403	$15,192		$4,981	$5,231		$19,384	$20,423		$1,569	$3,030	$20,953	$23,453

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$14,638	$17,416
DISCONTINUED OPERATIONS (4)												58	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,257	6,037

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$20,953	$23,453

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 periods, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.